PROSPECTUS
October 1, 1997

As Supplemented October 8, 1997


                       INVESCO SMALL COMPANY GROWTH FUND

      INVESCO Small Company Growth Fund (formerly, INVESCO Emerging Growth Fund) (the "Fund") seeks long-term capital growth. Most of its investments are in equity securities of emerging growth companies with market capitalizations of $1 billion or less at the time of initial purchase ("small-cap companies"), but the Fund has the flexibility to invest in other types of securities.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated October 1, 1997, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To obtain a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS                                                         Page
                                                                          ----

ESSENTIAL INFORMATION........................................................6

ANNUAL FUND EXPENSES.........................................................7

FINANCIAL HIGHLIGHTS.........................................................9

INVESTMENT OBJECTIVE AND STRATEGY...........................................12

INVESTMENT POLICIES AND RISKS...............................................13

THE FUND AND ITS MANAGEMENT.................................................16

FUND PRICE AND PERFORMANCE..................................................19

HOW TO BUY SHARES...........................................................20

FUND SERVICES...............................................................25

HOW TO SELL SHARES..........................................................25

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.............................28

ADDITIONAL INFORMATION......................................................29

ESSENTIAL INFORMATION

     Investment Goal And Strategy. INVESCO Small Company Growth Fund is a diversified mutual fund that seeks long-term capital growth. It invests primarily in small-capitalization equity securities of U.S. companies traded "over-the-counter." There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy."

      Designed For: Investors seeking capital growth over the long-term. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gift/Transfer To Minors Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including IRA, SEP-IRA, SIMPLE IRA, 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

     Time Horizon. Potential shareholders should consider this a long-term investment due to the volatility of the securities held by the Fund.

      Risks. The Fund uses an investment strategy, which at times may include holdings in foreign securities and rapid portfolio turnover. The returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. Investors should consider whether these policies make the Fund unsuitable for that portion of your savings dedicated to current income or preservation of capital over the short-term. See "Investment Objective and Strategy" and "Investment Policies and Risks."


     Organization and Management. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("IFG"), founded in 1932, to serve as investment adviser, administrator and transfer agent. INVESCO Trust Company ("INVESCO Trust"), founded in 1969, serves as sub-adviser. Together, IFG and INVESCO Trust constitute "Fund Management." Prior to September ^ 30, 1997, INVESCO Funds Group, Inc. served as the Fund's distributor. Effective September ^ 30, 1997, INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of IFG, became the Fund's distributor.

     ^ The following team of individuals, led by Timothy J. Miller, serve as portfolio managers of the Funds: Timothy J. Miller, C.F.A.; Trent E. May, C.F.A.; and Stacie Cowell, C.F.A. All have been co-managers of the Fund since 1997. See "The Fund And Its Management.^"


     IFG, INVESCO Trust and IDI are subsidiaries of AMVESCAP PLC, an international investment management company that manages approximately $165 billion in assets. AMVESCAP PLC is based in London with money managers located in Europe, North America and the Far East.

      This Fund offers all of the  following  services  at no charge:
      Telephone purchases
      Telephone exchanges
      Telephone redemptions
      Automatic reinvestment of distributions Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange
      Periodic withdrawal plans

      See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

     Minimum  Subsequent  Investment:   $50  (Minimums  are  lower  for  certain
retirement plans.)


ANNUAL FUND EXPENSES

     The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares --Distribution Expenses.")

     Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

     We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, the Fund's adviser voluntarily reimburses the Fund for amounts in excess of 1.50% of average net assets.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fee                                                         0.75%
12b-1 Fees                                                             0.25%
Other Expenses (1)(2)                                                  0.52%
Total Fund Operating Expenses(1)(2)                                    1.52%

(1)It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian fees, transfer agency and distribution expenses were reduced under an expense offset arrangement. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods including and prior to the fiscal year ended May 31, 1995. See "The Fund and Its Management."

(2)Certain expenses of the Fund are being absorbed voluntarily by IFG. In the absence of such absorbed expenses, the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.54% and 1.54%, respectively, based on the Fund's actual expenses for the fiscal year ended May 31, 1997.

Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets, and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

            1 Year      3 Years     5 Years     10 Years
            ------      -------     -------     --------
            $16         $48         $83         $182

      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund and Its Management" and "How To Buy Shares -- Distribution Expenses."

      Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountant's report appearing in the Fund's 1997 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IFG at the address or telephone number on the cover of this prospectus. The Annual Report also contains more information about the Fund's performance.

                                                                                                  Period
                                                                                                   Ended
                                                             Year Ended May 31                    May 31
                                      -------------------------------------------------------   ---------
                                         1997        1996        1995        1994        1993       1992^
PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $14.38       $9.37      $11.40       $9.89       $7.55       $7.50
                                     --------------------------------------------------------   ---------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income
   (Loss)                              (0.07)      (0.06)        0.04      (0.01)      (0.04)      (0.02)
Net Gains or (Losses)
   on Securities (Both
   Realized and Unrealized)            (0.96)        5.25        0.46        1.53        2.38        0.07
                                     --------------------------------------------------------   ---------
Total from Investment
   Operations                          (1.03)        5.19        0.50        1.52        2.34        0.05
                                     --------------------------------------------------------   ---------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                     0.00        0.00        0.04        0.00        0.00        0.00
Distributions from
   Capital Gains                         0.53        0.18        2.49        0.01        0.00        0.00
                                     --------------------------------------------------------   ---------
Total Distributions                      0.53        0.18        2.53        0.01        0.00        0.00
                                     --------------------------------------------------------   ---------
Net Asset Value -
   End of Period                       $12.82      $14.38       $9.37      $11.40       $9.89       $7.55
                                     ========================================================   =========
TOTAL RETURN                          (7.08%)      55.78%       4.98%      15.34%      30.95%      0.68%*




RATIOS
Net Assets - End of Period
   ($000 Omitted)                    $294,259    $370,029    $153,727    $176,510    $103,029     $25,579
Ratio of Expenses to
   Average Net Assets#                 1.52%@      1.48%@       1.49%       1.37%       1.54%      1.93%~
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets#                (0.55%)     (0.78%)       0.41%     (0.26%)     (0.70%)    (0.95%)~
Portfolio Turnover Rate                  216%        221%        228%        196%        153%        50%*
Average Commission Rate
   Paid^^                             $0.0935           -           -           -           -           -

^ From December 27, 1991, commencement of operations, to May 31, 1992.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended May 31, 1997 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.54% and 1.52%, respectively, and ratio of net investment income to average net assets would have been (0.57%) and 0.38%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.


INVESTMENT OBJECTIVE AND STRATEGY

      The Fund seeks long-term capital growth. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. Normally, the Fund seeks to achieve this objective through the investment of 65% or more of its assets in equity securities of companies with market capitalizations of $1 billion or less at the time we purchase them ("small-cap companies"). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short-term investments. With respect to small-cap companies, we are primarily looking for companies in the developing stages of their life cycle, which are currently undervalued in the marketplace, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy. There is no assurance that the Fund's investment objective will be met.

      The majority of the Fund's holdings consists of common stocks traded "over-the-counter." The Fund also has the flexibility to invest in other U.S. and foreign securities.

      The Fund's investments in debt securities include U.S. government and corporate debt securities. Investments in U.S. government securities may consist of securities issued or guaranteed by the U.S. government and any agency or instrumentality of the U.S. government. In some cases, these securities are direct obligations of the U.S. government, such as U.S. Treasury bills, notes and bonds. In other cases, these securities are obligations guaranteed by the U.S. government, consisting of Government National Mortgage Association obligations, or obligations of U.S. government authorities, agencies or instrumentalities, consisting of the Federal National Mortgage Association, Federal Home Loan Bank, Federal Financing Bank and Federal Farm Credit Bank, which are supported only by the assets of the issuer. The Fund may invest in both investment grade and lower-rated corporate debt securities. However, the Fund will not invest more than 5% of its total assets (measured at the time of purchase) in corporate debt securities that are rated below BBB by Standard & Poor's Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc. ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are judged by Fund Management to be equivalent in quality to debt securities having such ratings. In no event will the Fund invest in a debt security rated below CCC by S&P or Caa by Moody's. The risks of investing in debt securities are discussed below under "Risk Factors." For a description of each corporate bond rating category, please refer to Appendix A to the Statement of Additional Information.

     The short-term investments of the Fund may consist of U.S. government and agency securities, domestic bank certificates of deposit and bankers' acceptances, and commercial paper rated A-1 by S&P or P-1 by Moody's, as well as repurchase agreements with banks, registered broker-dealers and registered government securities dealers with respect to the foregoing securities. The Fund's assets invested in U.S. government securities and short-term investments will be used to meet current cash requirements, such as to satisfy requests to redeem shares of the Fund and to preserve investment flexibility. A commercial paper rating of A-1 by S&P or P-1 by Moody's is the highest rating category assigned by such rating organizations and indicates that the issuer has a very strong capacity to make timely payments of principal and interest on its commercial paper obligations. All bank certificates of deposit and bankers' acceptances at the time of purchase by the Fund must be issued by domestic banks
(i) which are members of the Federal Reserve System having total assets in excess of $5 billion, (ii) which have received at least a B ranking from Thomson Bank Watch Credit Rating Service or International Bank Credit Analysis, and
(iii) which either directly or through parent holding companies have securities outstanding which have been rated Aaa, Aa or P-1 by Moody's or AAA, AA or A-1 by S&P.

     The Fund's investment portfolio is actively traded. Since our strategy highlights many short-term factors -- current information about a company, investor interest, price movements of the company's securities and general market and monetary conditions -- securities may be bought and sold relatively frequently. The Fund's portfolio turnover rate may be higher than many other mutual funds, sometimes exceeding 200%; this turnover also may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

     When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.

INVESTMENT POLICIES AND RISKS

      Investors generally should expect to see their price per share vary with movements in the stock market, changes in economic conditions and other factors. The Fund invests in many different companies in a variety of industries; this diversification reduces the Fund's overall exposure to investment and market risks, but cannot eliminate these risks.

      Small-Cap Stocks. The small-cap companies represented in the Fund's investment portfolio (particularly those trading "over-the-counter") may be in the early stages of development; have limited product lines, markets or financial resources; and/or lack management depth. These factors may lead to more intense competitive pressures on, greater volatility in earnings of, and relative illiquidity or erratic price movements for the securities of these companies, compared to larger-cap companies.

      Debt Securities. The Fund's investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of outstanding debt securities, whereas a decline in interest rates will tend to increase their values. Although Fund Management limits the Fund's investments in debt securities to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated BBB or lower by S&P, Baa or lower by Moody's or, if unrated, securities determined by Fund Management to be of equivalent quality.

     Foreign Securities. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

     For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

      Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

     -investments  in certain  countries  may be subject to foreign  withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

      There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

      ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

      Illiquid and Rule 144A Securities. The Fund may invest in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. The Fund may also invest in restricted securities that may be resold to institutional investors, known as "Rule 144A Securities." For more information concerning illiquid and Rule 144A Securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      Delayed Delivery or When-Issued Securities. Up to 10% of the value of the Fund's total assets may be committed to the purchase or sale of securities on a when-issued or delayed-delivery basis -- that is, with settlement taking place in the future. The payment obligation and the interest rate received on the securities generally are fixed at the time the Fund enters into the commitment. Between the date of purchase and the settlement date, the market value of the securities may vary, and no interest is payable to the Fund prior to settlement.

      Put and Call Options. The Fund may purchase and write options on securities and indices. These practices and their risks are discussed under "Investment Policies and Restrictions" in the Statement of Additional Information.

      Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price. The Fund could incur costs or delays in seeking to sell the security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of each repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Company's board of directors.

      Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.

      Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets that may be invested in any one issuer, and to 25% the portion of its total assets that may be invested in any one industry.

THE FUND AND ITS MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. It was incorporated on December 6, 1990, under the laws of Maryland.

      The Company's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the adviser and sub-adviser. Under an agreement with the Company, IFG, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser; it is primarily responsible for providing the Fund with various administrative services. IFG's wholly-owned subsidiary, INVESCO Trust, is the Fund's sub-adviser and is primarily responsible for managing the Fund's investments.


      ^ A team of individuals, led by Timothy J. Miller, serve as portfolio ^ managers of the Fund ^ and ^ are primarily responsible for the day-to-day management of the ^ Fund's portfolio of securities:

Timothy J. Miller
      Co-portfolio manager of the Fund since 1997; co-portfolio manager of INVESCO Growth Fund, Inc. since 1996; portfolio manager of INVESCO Dynamics Fund since 1993; senior vice president ^(1995 to present), vice president ^(1993 to 1995) and portfolio manager ^(1992 to present) of INVESCO Trust^ Company. Formerly (1979 to 1992), analyst and portfolio manager with Mississippi Valley Advisors. B.S.B.A., St. Louis University; M.B.A., University of Missouri. He is a Chartered Financial Analyst.

Trent E. May
      Co-portfolio manager of the Fund since 1997; co-portfolio manager of INVESCO Growth Fund, Inc. since 1996; vice president (since 1997) and portfolio manager (since 1996) of INVESCO Trust Company. Formerly, senior equity manager/equity analyst at Munder Capital Management in Detroit. B.S., Engineering, Florida Institute of Technology; M.B.A., Rollins College. He is a Chartered Financial Analyst.

Stacie Cowell
      Co-portfolio  manager of the Fund since  1997;  portfolio  manager  (since
1996) of INVESCO Trust Company. Formerly, senior equity analyst with Founders Asset Management; capital markets and trading analyst with Chase Manhattan Bank in New York. B.A., Economics, Colgate University. She is a Chartered Financial Analyst.


      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

      The Fund pays IFG a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.75% on the first $350 million of the Fund's average net assets; 0.65% on the next $350 million of the Fund's average net assets; and 0.55% on the Fund's average net assets over $700 million. For the fiscal year ended May 31, 1997, investment management fees paid by the Fund amounted to 0.75% of the Fund's average net assets. Out of this advisory fee, IFG paid to INVESCO Trust, as a sub-advisory fee, an amount equal to 0.24% of the Fund's average net assets. No fee is paid by the Fund to INVESCO Trust.

      Under a Transfer Agency Agreement, IFG acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities may provide equivalent services to the Fund. In these cases, IFG may pay, out of the fee it receives from the Fund, an annual sub-transfer agency or recordkeeping fee to the third party.

      In addition, under an Administrative Services Agreement, IFG handles additional administrative, recordkeeping, and internal sub- accounting services for the Fund. For such services, IFG was paid, for the fiscal year ended May 31, 1997, a fee equal to $10,000 plus an additional amount computed at an annual rate of 0.015% of the Fund's average net assets.

      The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund (prior to any expense offset) for the fiscal year ended May 31, 1997, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 1.52% of the Fund's average net assets. Certain Fund expenses were absorbed voluntarily by IFG pursuant to a commitment to the Fund to ensure that the Fund's total operating expenses did not exceed 1.50% of the Fund's average net assets. This commitment may be changed following consultation with the Company's board of directors.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How to Buy Shares - Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with IDI, as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified broker-dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.

      IFG, INVESCO Trust and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. IFG and INVESCO Trust continue to operate under their existing names. AMVESCAP PLC has approximately $165 billion in assets under management. IFG was established in 1932 and, as of May 31, 1997, managed 14 mutual funds, consisting of 45 separate portfolios, with combined assets of approximately $14.8 billion on behalf of over 859,000 shareholders. INVESCO Trust (founded in 1969) served as adviser or sub-adviser to 59 investment portfolios as of May 31, 1997, including 31 portfolios in the INVESCO group. These 59 portfolios had aggregate assets of approximately $13.5 billion as of May 31, 1997. In addition, INVESCO Trust provides investment management services to private clients including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust. IDI was established in 1997 and is the distributor for 14 mutual funds consisting of 45 separate portfolios.

FUND PRICE AND PERFORMANCE

     Determining Price. The value of your investment in the Fund will vary daily. The price per share is also known as the Net Asset Value ("NAV"). IFG prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (normally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; then subtracting liabilities, including accrued expenses; and finally dividing that dollar amount by the total number of Fund shares outstanding.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return. Total return figures show the average annual rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for one-, five- and ten-year periods (or since inception). Cumulative total return shows the actual rate of return on an investment over a stated period; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they show the interim variations in performance over the periods cited. More information about the Fund's recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the phone number or address on the back of this prospectus.

      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Small Company Growth Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical earnings and are not intended to suggest future performance.

HOW TO BUY SHARES

      The following chart shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through IDI. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. For all new accounts, please send a completed application form. Please specify which Fund's shares you wish to purchase.

      Fund Management reserves the right to increase, reduce, or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. Further, Fund Management reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

      Exchange Policy. You may exchange your shares in this Fund for those in another INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Please note these policies regarding exchanges of fund shares:

      1)    The fund accounts must be identically registered.

      2) You may make up to four exchanges out of each fund during each calendar year.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

      4) The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, in the best interests of the Fund and its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchanged shares are suspended under
            Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

                              HOW TO BUY SHARES
================================================================================
Method                      Investment Minimum         Please Remember
--------------------------------------------------------------------------------
By Check
Mail to:                    $1,000 for regular         If your check does
INVESCO Funds               account;                   not clear, you will
Group, Inc.                 $250 for an                be responsible for
P.O. Box 173706             Individual                 any related loss
Denver, CO 80217-           Retirement Account;        the Fund or IFG
3706.                       $50 minimum for            incurs. If you are
Or you may send             each subsequent            already a
your check by               investment.                shareholder in the
overnight courier                                      INVESCO funds, the
to: 7800 E. Union                                      Fund may seek
Ave., Denver, CO                                       reimbursement from
80237.                                                 your existing
                                                       account(s) for any
                                                       loss incurred.

--------------------------------------------------------------------------------
By Telephone or
Wire
Call 1-800-525-8085         $1,000.                    Payment must be
to request your                                        received within 3
purchase. Then send                                    business days, or
your check by                                          the transaction may
overnight courier                                      be cancelled. If a
to our street                                          purchase is
address:                                               cancelled due to
7800 E. Union Ave.,                                    nonpayment, you
Denver, CO 80237.                                      will be responsible
Or you may transmit                                    for any related
your payment by                                        loss the Fund or
bank wire (call IFG                                    IFG incurs. If you
for instructions).                                     are already a
                                                       shareholder     in    the
                                                       INVESCO  funds,  the Fund
                                                       may  seek   reimbursement
                                                       from    your     existing
                                                       account(s)  for any  loss
                                                       incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
With EasiVest or
Direct Payroll
Purchase
You may enroll on           $50 per month for          Like all regular
the fund                    EasiVest; $50 per          investment plans,
application, or             pay period for             neither EasiVest
call us for the             Direct Payroll             nor Direct Payroll
correct form and            Purchase. You may          Purchase ensures a
more details.               start or stop your         profit or protects
Investing the same          regular investment         against loss in a
amount on a monthly         plan at any time,          falling market.
basis allows you to         with two weeks'            Because you'll
buy more shares             notice to IFG.             invest continually,
when prices are low                                    regardless of
and fewer shares                                       varying price
when prices are                                        levels, consider
high.  This                                            your financial
"dollar-cost                                           ability to keep
averaging" may help                                    buying through low
offset market                                          price levels. And
fluctuations. Over                                     remember that you
a period of time,                                      will lose money if
your average cost                                      you redeem your
per share may be                                       shares when the
less than the                                          market value of all
actual average                                         your shares is less
price per share.                                       than their cost.

--------------------------------------------------------------------------------
By PAL(R)
Your "Personal              $1,000.                    Be sure to write
Account Line" is                                       down the
available for                                          confirmation number
subsequent                                             provided by PAL.
purchases and                                          Payment must be
exchanges 24 hours                                     received within 3
a day. Simply call                                     business days, or
1-800-424-8085.                                        the transaction may
                                                       be   cancelled.    If   a
                                                       purchase is cancelled due
                                                       to  nonpayment,  you will
                                                       be  responsible  for  any
                                                       related  loss the Fund or
                                                       IFG  incurs.  If you  are
                                                       already a shareholder  in
                                                       the  INVESCO  funds,  the
                                                       Fund       may       seek
                                                       reimbursement  from  your
                                                       existing  account(s)  for
                                                       any loss incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Exchange
Between this and            $1,000 to open a           See "Exchange
another of the              new account; $50           Policy" below.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
Automatic Monthly           minimum is $250 for
Exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call IFG for
further details and
the correct form.
================================================================================

      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities, and provide certain services approved by the board of directors in connection with the distribution of each Fund's shares to investors and the maintenance of their accounts. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting electronically to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In addition, other permissible activities and services include advertising, the preparation, printing and distribution of sales literature and prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IDI or its affiliates or by third parties.

     Under the Plan, the Company's payments to IDI on behalf of the Fund are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets during the month. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of its termination. Also, any payments made by the Fund may not be used to finance directly the distribution of shares of any other fund of the Company or other mutual fund advised by IFG. Payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. For more information see "How Shares Can Be Purchased -- Distribution Plan" in the Statement of Additional Information.

FUND SERVICES

      Shareholder Accounts. IFG will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

      Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      Reinvestment of Distributions. Dividends and capital gain distributions are automatically invested in additional Fund shares at the NAV on the ex-dividend date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephone instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

      Retirement Plans and IRAs. Fund shares may be purchased for Individual Retirement Accounts ("IRAs") and many types of tax-deferred retirement plans. IFG can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES

      The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

      Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

                              HOW TO SELL SHARES
================================================================================
Method                      Minimum Redemption         Please Remember
--------------------------------------------------------------------------------
By Telephone
Call us toll-free           $250 (or, if less,         This option is not
at 1-800-525-8085.          full liquidation of        available for
                            the account) for a         shares held in
                            redemption check;          Individual
                            $1,000 for a wire          Retirement Accounts
                            to bank of record.         ("IRAs").
                            The maximum amount
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.
                            These telephone
                            redemption
                            privileges may be
                            modified or
                            terminated in the
                            future at IFG's
                            discretion.
--------------------------------------------------------------------------------
In Writing
Mail your request           Any amount. The            If the shares to be
to INVESCO Funds            redemption request         redeemed are
Group, Inc., P.O.           must be signed by          represented by
Box 173706                  all registered             stock certificates,
Denver, CO 80217-           shareholder(s).            the certificates
3706. You may also          Payment will be            must be sent to
send your request           mailed to your             IFG.
by overnight                address of record,
courier to 7800 E.          or to a designated
Union Ave., Denver,         bank.
CO 80237.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Exchange
Between this and            $1,000 to open a           See "Exchange
another of the              new account; $50           Policy" above.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
automatic monthly           minimum is $250 for
exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call IFG for
further details and
the correct form.

--------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to          $100 per payment on        You must have at
request the                 a monthly or               least $10,000 total
appropriate form            quarterly basis.           invested with the
and more                    The redemption             INVESCO funds, with
information at 1-           check may be made          at least $5,000 of
800-525-8085.               payable to any             that total invested
                            party you                  in the fund from
                            designate.                 which withdrawals
                                                       will be made.
--------------------------------------------------------------------------------
Payment To Third
Party
Mail your request           Any amount.                All registered
to INVESCO Funds                                       owners of the
Group, Inc., P.O.                                      account must sign
Box 173706                                             the request, with a
Denver, CO 80217-                                      signature guarantee
3706.                                                  from an eligible
                                                       guarantor       financial
                                                       institution,  such  as  a
                                                       commercial   bank   or  a
                                                       recognized   national  or
                                                       regional securities firm.
================================================================================

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances --for instance, if normal trading is not taking place on the New York Stock Exchange, or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in Easivest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further Easivest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund does not expect to pay any federal income or excise taxes.

      Unless shareholders are exempt from income taxes, they must include all dividends and distributions of net capital gain distributions in taxable income for federal, state, and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically invested in shares of the Fund or another fund in the INVESCO group.

      The Taxpayer Relief Act of 1997 (the "Tax Act"), enacted in August 1997, changed the taxation of capital gains by applying different capital gains rates depending on the taxpayer's holding period and marginal rate of federal income tax. Net realized capital gains of the Fund are classified as short-term, mid-term and long-term gains depending on how long the Fund held the security which gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate.

      Shareholders also may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid.

      At the end of each year, information regarding the tax status of dividends and capital gain distributions is provided to shareholders.

      The Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number.

      We encourage you to consult a tax adviser with respect to these matters. For further information, see "Dividends, Capital Gain Distributions and Taxes" in the Statement of Additional Information.

      Dividends and Capital Gain Distributions. The Fund earns ordinary or net investment income, in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders on an annual or semiannual basis, at the discretion of the Company's board of directors.

      In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

      Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of the distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the ex- dividend date. If a shareholder purchases shares immediately prior to such date, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION

      Voting Rights. All shares of the Fund have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                              INVESCO Small Company Growth Fund

                              A no-load mutual fund seeking capital growth from small-capitalization stocks.


                              PROSPECTUS
                              October 1, 1997

                              As Supplemented October 8, 1997

INVESCO FUNDS

INVESCO Distributors, Inc.
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R): 10800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level


In addition, all documents
filed by the Company with
the Securities and Exchange
Commission can be located
on a web site maintained
by the Commission at
http://www.sec.gov.